UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 28, 2003


                         SCICLONE PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                       0-19825             94-3116852
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer)
        incorporation)                Identification No.)



                      901 Mariner's Island Blvd., Suite 205
                           San Mateo, California 94404
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (650) 358-3456

Item 5.              Other Events

           On July 28, 2003, SciClone Pharmaceuticals, Inc. ("SciClone") issued a press release announcing completion of its previously announced reincorporation from the State of California to the State of Delaware and termination of its rights plan. A copy of this press release is attached as
Exhibit 99.1. A copy of SciClone's new Delaware Amended and Restated Certificate of Incorporation and Bylaws are attached as Exhibits 3(i).1 and 3(ii).1, respectively. Also attached as Exhibit 4.1 is a copy of the First Amendment to Rights Agreement which terminated SciClone's rights plan.

Item 7.              Financial Statements and Exhibits.

           (c) Exhibits.

           Exhibit   Description
           -----     -----------

           3(i).1    Amended and Restated Certificate of Incorporation.

           3(ii).1   Bylaws.

           4.1       First Amendment to Rights Agreement.

           99.1 Press Release issued by SciClone Pharmaceuticals, Inc., dated July 28, 2003, announcing completion of its reincorporation from California to Delaware and termination of its rights plan.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         SCICLONE PHARMACEUTICALS, INC.
Dated:  July 28, 2003

           /s/Richard A. Waldron
           -----------------------
           Richard A. Waldron
           Chief Financial Officer